SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report: (Date of earliest event reported): May 22, 2003
                                  ------------



                              CSS Industries, Inc.
                 (Exact name of registrant specified in Charter)


         Delaware                      1-2661                 13-920657
-------------------------------   -----------------        -----------------
(State or other jurisdiction       (Commission          (IRS Employee
  of incorporation)               File Number)         Identification No.)


1845 Walnut Street, Philadelphia, PA                          19103
--------------------------------------------             -------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (215) 569-9900
                                                              --------------





          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

         Exhibit No.                Description

           99.1                     Press Release dated May 22, 2003


Item 9. Regulation FD Disclosure (Including Information Provided Under Item 12, "Results of Operations and Financial Condition")

The following information is furnished to the Securities and Exchange Commission under Items 9 and 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No. 33-8216, March 27, 2003).

On May 22, 2003, the Company issued a press release announcing its financial results for the year and quarter ended March 31, 2003. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CSS Industries, Inc.
                                 (Registrant)



                                  By: /s/ Clifford E. Pietrafitta
                                      ----------------------------
                                       Clifford E. Pietrafitta
                                       Vice President-Finance and
                                       Chief Financial Officer




Date:    May 22, 2003